Exhibit 3.219

Articles of Incorporation of

RIVER MEDICAL INCORPORATED

an Arizona Corproation

The undersigned Incorporators do hereby adopt the following Articles of Incorporation:

1.                                       The name of the Corporation is RIVER MEDICAL INCORPORATED

2.                                       The purpose of the Corporation is the transaction of any and all lawful business which corporations may be incorporated under the laws of the State of Arizona, as may be amended from time to time.

3.                                       The Corporation initially intends to engage in the following business AMBULANCE SERVICE AND MEDICAL SUPPLIES

4.                                       The Corporation shall have the authority to issue one million shares of common stock with a par value of one dollar ($1.00) each.

5.                                       The name and address of the initial statutory agent of the Corporation is

FRANK J. FOTI

Name

1516 OCOTILLO AVE

Address

PARKER                ARIZONA                             85344

City                                                         State                                                       Zip

6.                                       The initial Board of Directors shall consist of two (2).  The names and addresses of the first Board of Directors are

Michael J. White

Name

P. O. Box 651

Address

Parker                                     Arizona                  85344

City                                                         State                                                       Zip

Frank J. Foti

Name

1516 Ocotillo Ave

Address

Paerker                   Arizona                                  85344

City                                                         State                                                       Zip

The Directors are also the Incorporators.

7.                                       The fiscal year of the Corporation shall end on the last day of the month in which these Articles are filed.

DATED	July 18, 1983

/s/ Michael J. White
Signature

/s/ Frank J. Foti
Signature